Equity	12 Months Ended
Jun. 30, 2013
Equity [Abstract]
Equity
Equity

As of July 1, 2012, the Company adopted the provisions of FASB Accounting Standards Update No. 2011-05, "Presentation of Comprehensive Income." As a result of this adoption, the Company has presented total comprehensive income in a separate Statement of Comprehensive Income.
The balance of accumulated other comprehensive (loss) in shareholders' equity is comprised of the following:

	2013	2012
Foreign currency translation	$(68,328)	$(51,125)
Retirement benefit plans	(1,039,072)	(1,364,138)
Other	(433)	(637)

Share Repurchases - The Company has a program to repurchase its common shares. On January 24, 2013, the Board of Directors of the Company approved an increase in the overall maximum number of shares authorized for repurchase under the program so that, beginning on such date, the aggregate number of shares authorized for repurchase was 15 million. Subject to this limitation, the Company is authorized to repurchase, in any single fiscal year, an amount of common shares equal to the greater of 7.5 million shares or five percent of the shares outstanding as of the end of the prior fiscal year. Repurchases are funded primarily from operating cash flows and commercial paper borrowings, and the shares are initially held as treasury stock. The number of common shares repurchased at the average purchase price follows:

	2013	2012	2011
Shares repurchased	3,006,005	6,395,866	8,008,926
Average price per share	$85.55	$71.20	$86.54